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                                  ANNUAL REPORT









================================================================================


                             The Thurlow Growth Fund


================================================================================





















                                  June 30, 2002

--------------------------------------------------------------------------------

================================================================================
The Thurlow Growth Fund
================================================================================


LETTER TO SHAREHOLDERS
June 2002


Dear fellow shareholders,

It's official: here at The Thurlow Funds, we do not engage in window-dressing. The end of the fiscal year snap-shot of The Thurlow Growth Fund that is found on the accompanying pages is very un-indicative of the style of growth investing that is The Thurlow Growth Fund.

The first thing you will probably notice is that on June 30, 2002, the fund was about 65.44% cash and cash equivalents. In other growth funds that "get conservative" during turbulent times, you might hear about 10-15% of the fund being cash. 65.44% is, to say the least, very high in cash.

What remains is a group of very conservative stocks, some of which behave more like bonds than stocks. Novastar Financial (ticker: NFI), for example, is a real estate investment trust (REIT) that, as of late June 2002, had a 9% dividend yield. Annaly Mortgage Management, another REIT, had a dividend yield of 13%. Nevertheless, both are good but conservative growth stocks that offer refuge from a difficult market.

The market will come around, to accommodate a growth style of investing. But we are not quite there yet. What will the market need to be more accommodating to growth investing? The market needs several ingredients, many of which are with us right now.

The first ingredient needed for a more accommodative growth market is a growing economy. According to the U.S. Commerce Department, the American economy has experienced 3% growth in the first half of 2002. This is up from the negative growth experienced in 2001 (and as recessions go, the one in 2001 was very shallow).

We also need inexpensive stocks. This is relative to conditions in the economy, namely interest rates and inflation. According to a valuation model developed by the Institutional Broker Estimate Survey (IBES), the stocks in the Standard & Poor's 500 Index are approximately 35% undervalued relative to their projected earnings. That's not a typo: 35% undervalued! In fact, under this survey stocks have not been this undervalued relative to their projected earnings since 1979.

A number of other ingredients are with us and have been for some time: near-zero inflation, the lowest interest rates in 40 years, and a Federal Reserve that pumps money into the economy. The Federal Reserve's web-site, www.federalreserve.gov, reports that the year-over-year change in the nation's money supply is at a level that is beyond stimulative. The Fed's own studies have shown that when this much money is pumped into the economy a very strong economy and stock market follow.

Another ingredient that would mark a new bull market is excessive investor fear. No problem there! According to Lipper, Inc., in June 2002, investors pulled an estimated $49 billion from stock mutual funds. On a percentage basis this is second only to October 1987, but in dollar terms, June 2002, was the top month ever for redemptions. There is a lot of fear out there.

The $49 billion yanked from the market in July probably joined over $2 trillion sitting in money market accounts. The Investment Company Institute tells us that over $2.5 trillion is sitting in money market accounts right now. That is money waiting for a quarter or two of good stock market returns. When the market shows a sustained move up, this sidelined money will flow with a vengeance, driving stock prices even higher. Things could get exciting.

And finally, keep in mind that in 2003 the presidential election cycle begins to have its effects. Under this theory, in the two years preceding a presidential election the government makes sure the economy grows so as to encourage the re-election of the current president.

The market could be in for quite a ride - a good ride, that is. Rarely has an economy and stock market had such encouraging developments as we do at this very moment. These are compelling reasons for bullishness. When the good times return
- and they will someday - our goal is to capitalize on the opportunities that present themselves and outperform the major market indexes like we did in past favorable market environments.

In other news, Summer 2002 marks the fifth birthday of The Thurlow Growth Fund. Yes, it has been 5 years. In the summer of 1997, instead of commemorating the twentieth anniversary of Elvis' passing, we were opening a mutual fund. We even had a ribbon-cutting ceremony, in our garage in Palo Alto (you know, in the greatest tradition of innovative start-ups). We hope you have enjoyed your investment in the Thurlow Growth Fund, but it will never be as much as we have enjoyed managing the Fund.

We  thank  all  The  Thurlow  Growth  Fund   shareholders  for  their  continued
confidence.


Sincerely,

/s/Thomas F. Thurlow
Thomas F. Thurlow
Portfolio Manager
The Thurlow Growth Fund

                                [GRAPH OMITTED]

Performance of the Thurlow Growth Fund as plotted against the Nasdaq and S&P 500 given a $10,000 initial investment

                   S&P500           Fund             Nasdaq
                   Indexed         Indexed          Indexed
      8/8/1997  $ 10,000.00     $ 10,000.00       $ 10,000.00
     9/30/1997  $ 10,147.18     $ 11,190.00       $ 10,544.89
    12/31/1997  $ 10,395.16      $ 8,630.00        $ 9,823.58
     3/31/1998  $ 11,801.85      $ 9,470.00       $ 11,483.27
     6/30/1998  $ 12,145.60      $ 9,090.00       $ 11,852.99
     9/30/1998  $ 10,894.12      $ 8,070.00       $ 10,596.43
    12/31/1998  $ 12,087.20     $ 12,370.00       $ 12,945.20
     3/31/1999  $ 12,648.55     $ 17,170.00       $ 14,531.54
     6/30/1999  $ 13,497.51     $ 20,630.00       $ 15,858.05
     9/30/1999  $ 12,612.56     $ 20,438.15       $ 16,212.28
    12/31/1999  $ 14,389.83     $ 38,743.54       $ 24,024.11
     3/31/2000  $ 14,735.16     $ 38,434.61       $ 26,996.65
     6/30/2000  $ 14,302.71     $ 32,101.39       $ 23,414.84
     9/30/2000  $ 14,124.84     $ 29,124.36       $ 21,683.28
    12/29/2000  $ 12,981.98     $ 17,034.33       $ 14,585.32
     3/31/2001  $ 11,409.23     $ 14,597.11       $ 10,864.43
     6/30/2001  $ 12,039.02     $ 14,230.22       $ 12,759.41
     9/30/2001  $ 10,235.30     $ 12,762.64        $ 8,848.53
    12/31/2001  $ 11,288.78     $ 12,579.20       $ 11,514.66
     3/31/2002  $ 11,281.99     $ 10,744.73       $ 10,894.48
     6/30/2002   $ 9,732.65      $ 9,958.53        $ 8,638.42



This chart assumes an initial gross investment of $10,000 made on August 8, 1997 (commencement of operations). Returns shown include the reinvestment of all distributions. Performance reflects expense reimbursements and fee waivers in effect. Absent expense reimbursement and fee waivers, total returns would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.This chart does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

NASDAQ Composite Index - A broad-based, unmanaged capitalization-weighted index of all NASDAQ National Market and Small Cap stocks.

S&P 500 Stock Index - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

                                              Average Annual Returns
                                       For the periods ended June 30, 2002
                                                                Since
                                         1-Year               Inception *
                                         ------               -----------

Thurlow Growth Fund                     (30.02)%               (0.08%)
NASDAQ Composite Index                  (32.30)%               (1.79%)
S&P 500 Index                           (19.16)%                1.20%


*Inception August 8, 1997

================================================================================
The Thurlow Growth Fund
================================================================================

                                                         Schedule of Investments
                                                                   June 30, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value     % of Assets
--------------------------------------------------------------------------------

Biotechnology & Drugs
           800 AmerisourceBergen Corp.              $ 60,800            3.17%
                                                    --------
Basic Materials
         1,000 GoldCorp, Inc.                          9,950            0.52%
                                                       -----

Business Services
           700 AMN Healthcare Services *              24,507
         2,000 Cross Country, Inc. *                  75,600
                                                      ------
                                                     100,107            5.22%
Healthcare Facilities
           500 Coventry Healthcare, Inc. *            14,210            0.74%
                                                      ------

Insurance Property & Casualty
           500 Fidelity National Financial, Inc.      15,800            0.82%
                                                      ------

Construction Services
         2,300 Hovnanian Enterprises, Inc. *          82,524
           200 M/I Schottenstein Homes                 7,536
                                                       -----
                                                      90,060            4.69%
Consumer Financial Services
         2,300 New Century Financial Corp.            80,431            4.19%
                                                      ------

Containers & Packaging
         1,000 Silgan Holdings *                      40,440            2.11%
                                                      ------

 Real Estate Operations
         3,300 Annaly Mortgage Management, Inc.       64,020
         5,000 Anworth Mortgage Asset Corp.           69,950
         2,700 Novastar Financial, Inc.               96,525
                                                      ------
                                                     230,495           12.01%
 Retail
           600 Urban Outfitters, Inc. *               20,832            1.09%
                                                      ------

               Total Common Stocks                   663,125           34.56%
                                                     -------

Short-term investments
       974,016 Fountain Square Reserves,
               1.37% dated 6/28/02 due 7/1/02,
               $974,129 due at maturity,
               (collateralized by  $953,518
               Federal National Mortgage
               Association 6.5%, due 12/1/08)        974,016

       274,728 Victory Gradison Government
                Reserves Fund                        274,728
                                                     -------
                                                   1,248,744           65.08%

               Total Investments
                (Cost - $1,897,548)               $1,911,869           99.65%

               Other Assets Less Liabilities         $ 6,767            0.35%
                                                     -------

               Net Assets - Equivalent to $3.80
                per share based on 505,047 shares
                of capital stock outstanding      $1,918,636          100.00%
                                                  ==========

* Non-Income producing securitites.

    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
================================================================================

Statement of Assets and Liabilities
  June 30, 2002

Assets:
     Investment Securities at Market Value                       $ 1,911,869
          (Cost - 1,897,548)
     Cash                                                              7,317
     Receivable for investment securities sold                       139,008
     Other Receivables                                                   396
     Organizational expenses, net of accumulated amortization            733
                                                                         ---
               Total Assets                                        2,059,323
                                                                   ---------
Liabilities
     Payables:
      Payable for investments purchased                              137,640
      Other Expenses                                                   3,047
                                                                       -----
               Total Liabilities                                     140,687
                                                                     -------
Net Assets                                                       $ 1,918,636
                                                                 ===========
Net Assets Consist of:
     Capital Paid In                                               6,948,835
     Accumulated Realized Loss on Investments - Net               (5,044,520)
     Unrealized Appreciation in Value of Investments-Net              14,321
                                                                      ------
Net Assets, for 505,047 Shares Outstanding                       $ 1,918,636
                                                                 ===========
Net Asset Value and Redemption Price
     Per Share ($1,918,636/505,047 shares)                            $ 3.80


    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
================================================================================

 Statement of Operations
         For the year ended June 30, 2002

Investment Income:
     Dividends                                                         $ 759
     Interest                                                         26,076
                                                                      ------
          Total Investment Income                                     26,835
                                                                      ------
Expenses
     Management Fees (Note 4)                                         46,128
     Organizational expenses                                           5,245
                                                                       -----
          Total Expenses                                              51,373
                                                                      ------


Net Investment Loss                                                $ (24,538)
                                                                   ----------

Realized and Unrealized Loss on Investments:
     Net Realized Loss on Investments                               (532,429)
     Net Unrealized  Loss from Depreciation on Investments          (316,690)
                                                                    ---------
Net Realized and Unrealized Loss on Investments                     (849,119)
                                                                    ---------

Net Decrease in Net Assets from Operations                          (873,657)
                                                                    =========

    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
================================================================================

Statement of Changes in Net Assets
                                                     7/1/2001        7/1/2000
                                                        to              to
                                                    6/30/2002       6/30/2001
                                                    ---------       ---------
From Operations:
     Net Investment Income (Loss)                  $ (24,538)      $ 19,874
     Net Realized Loss on Investments               (532,429)    (4,255,716)
     Net Unrealized Depreciation                    (316,690)      (449,329)
                                                    ---------      ---------
     Net Decrease in Net Assets resulting
       from Operations                              (873,657)    (4,685,171)
                                                    ---------    -----------
Distributions to Shareholders From
     Return of Capital                                     0     (1,519,100)
     Net Realized Gains on Security Transactions           0       (891,899)
                                                    --------     -----------
     Net Decrease from Distributions                       0     (2,410,999)
                                                    --------     -----------
From Capital Share Transactions:
     Proceeds From Sale of  Shares                 2,132,779      5,606,252
     Net Asset Value of  Shares Issued on
       Reinvestment of Distributions                       0      2,382,556
     Value of  Shares Redeemed                    (2,560,335)    (7,201,552)
                                                  -----------    -----------
                                                    (427,556)       787,256

Net Decrease  in Net Assets                       (1,301,213)    (6,308,914)

Net Assets
     Beginning of Year                             3,219,849      9,528,763
                                                   ---------      ---------

     End of Year                                 $ 1,918,636    $ 3,219,849
                                                 ===========    ===========
     Accumulated Net Investment Loss                       0              0
                                                 -----------    -----------

Share Transactions:
     Issued                                          448,854        300,990
     Reinvested                                            0        315,570
     Redeemed                                       (537,308)      (439,885)
                                                    ---------      ---------
Net increase in shares                               (88,454)       176,675
Shares outstanding beginning of year                 593,501        416,826
                                                     --------       -------
Shares outstanding end of year                       505,047        593,501
                                                     =======        =======


    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:

                             7/1/2001  7/1/2000  7/1/1999  7/1/1998  8/8/1997
                                to        to        to        to        to
                            6/30/2002 6/30/2001 6/30/2000 6/30/1999 6/30/1998(1)
                            --------- --------- --------- --------- ---------
Net Asset Value -
     Beginning of Period      $5.43    $22.86    $20.63    $9.09    $10.00
Net Investment Income (Loss)  (0.05)     0.04     (0.29)(4)(0.17)    (0.07)
Net Realized and Unrealized
  Gains ( Losses)             (1.58)   (10.93)     5.81(4) 11.71     (0.84)
                              ------   -------     ----    -----     ------
    Total from Investment
      Operations              (1.63)   (10.89)     5.52    11.54     (0.91)
                              ------   -------     ----    -----     ------
Distributions from Net
  Realized Gains (Losses)
     Return of Capital         0.00     (4.12)     0.00     0.00      0.00
     Distributions from Net
      Realized Gain from
      Security Transactions    0.00     (2.42)    (3.29)(4) 0.00      0.00
                               ----     ------    -----     ----      ----
     Total Distributions       0.00     (6.54)    (3.29)    0.00      0.00
                               ----     ------    ------    ----      ----
Net Asset Value
     End of Period            $3.80     $5.43    $22.86   $20.63     $9.09

Total Return                 (30.02)%  (55.66)%   55.61%  126.95%    (9.10)(2)
Ratios/Supplemental Data
   Net Assets - End of Period
    (Thousands)               1,919     3,220     9,529    2,098       433
   Ratio of Expenses to Average
    Net Assets                 2.13%     1.99%     1.95%    1.95%     1.95% (3)
   Ratio of Net Investment Income
    (Loss) to Average Net
    Assets                    (1.02)%    0.37%    (1.26)%  (1.24)%   (1.23)(3)
   Ratio of Net Expenses to
    Average Net Assets -
    without fee waiver         2.13%     1.99%     4.40%   12.85%    39.47% (3)
   Ratio of Net Investment
    Income to Average Net
    Assets  - without fee
    waiver                    (1.02)%    0.37%    (3.66)% (12.19)%  (38.75)(3)
   Portfolio Turnover Rate  1907.35%  1342.00%   951.00% 1101.00%   408.62% (3)

(1) For the period August 8, 1997 (Commencement of Operations) through June 30, 1998
(2)  Not Annualized
(3)  Annualized
(4)  Calculated based on Average Shares Outstanding


    The accompanying notes are an integral part of the financial statements.

================================================================================
The Thurlow Growth Fund
================================================================================

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2002

--------------------------------------------------------------------------------






1. ORGANIZATION

The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Due to unfavorable market conditions, the Fund has taken a temporary defensive position in its investing during the past year and as of June 30, 2002. Accordingly, the Fund has invested a large portion of its assets in many market instruments and conservative income producing stocks. The Fund commenced investment operations on August 8, 1997.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by management in accordance with procedures approved by the Board of Directors.

b) Security Transactions and Investment Income- Securities transactions are recorded on the trade date. Realized gains and losses are computed on an identified cost basis. Interest income is recorded on the accrual basis, and includes the accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

c) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

d) Distributions to Shareholders- Distributions from net investment income for the Fund are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by capital loss carryforwards, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

e) Organization Expenses- Organization expenses for the Fund, in the amount of $26,399, are amortized to operations over a five-year period on a straight line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

================================================================================
The Thurlow Growth Fund
================================================================================

NOTES TO THE FINANCIAL STATEMENTS
June 30, 2002

--------------------------------------------------------------------------------


3.) INVESTMENT TRANSACTIONS

The aggregate purchases and sales of investments excluding U.S. Government securities and short-term investments, by the Fund for the year ending June 30, 2002, were $19,207,043 and $20,382,502 respectively. There were no purchases or sales of U.S. government obligations during the year.

At June 30, 2002, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


     Appreciation             $    17,063
     Depreciation                 (12,001)
                              ------------
     Net appreciation on
          Investments         $     5,062
                              ===========

At June 30, 2002, the cost of investments for federal income tax purposes was $1,906,807.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.90% as applied to the Fund's daily net assets.

Mutual Shareholder Services serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, including organization costs) exceed 1.90% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess.

5. CAPITAL LOSS CARRYFORWARD

As of June 30, 2002, The Thurlow Growth Fund incurred a capital loss carryforward of $4,618,165. This capital loss carryforward may be used to offset future capital gains until the following expiration dates.

Total Capital Loss Carryforward              Expiration
-------------------------------              ----------
                                          6/30/09    6/30/10
          $4,618,165                    $1,528,949  $3,089,216

It is the policy of the Fund to reduce future distributions of realized gains to shareholders to the extent of the unexpired capital loss carryforward.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2002, the components of distributed earnings on a tax basis for the fund were as follows:

Undistributed         Unrealized     Capital      Loss
(overdistributed)    Appreciation    Carryfowards  and
Ordinary Income      ------------       Other Losses
---------------                         ------------

       $0               $5,062          $(5,035,261)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. In addition, short term capital gains, if any, are considered ordinary income for income tax purposes.

Independent Auditors' Report

To the Board of Directors and Shareholders
The Thurlow Funds, Inc.

We have  audited the  accompanying  statement of assets and  liabilities  of The
Thurlow Growth Fund (the Fund), a portfolio of The Thurlow Funds, Inc., including the schedule of investments, as of June 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the years or periods in the three-year period ended June 30, 2000 were audited by other auditors whose report dated August 17, 2000 expressed an unqualified opinion.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Thurlow Growth Fund as of June 30, 2002, the results of its operations, the changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.




Boston, Massachusetts
August 16, 2002

                               Board of Directors


                                                                    Number of
                                       Term of      Principal     Portfolios in     Other
Name,                    Position(s)  Office and    Occupation(s)  Fund Complex  Directorships
Address,                 Held with    Length of     During Past 5  Overseen by     Held by
and Age                  the Funds   Time Served     Years          Director       Director
----------               ---------   ------------    -----          --------       --------

Thomas F. Thurlow*        Director,   5 years       Portfolio          1              0
3212 Jefferson St. #416   Chairman                  manager for
Napa, CA 94558            of The                    The Thurlow
Age: 40                   Board of                  Growth Fund.
                          Directors                 Attorney in
                                                    private
                                                    practice.

Rajendra Prasad, M.D.     Director    Since         Portfolio          1              0
1310 East Ocean Blvd.                 June          manager for
#1204                                 30,           Prasad Growth
Long Beach, CA 90802                  2002          Fund.
Age: 57                                             Physician in
                                                    private
                                                    practice

Tamara Thurlow Field*     Director    3 Years       Founder,           1              0
1150 Lakeway Drive #102                             President and
Lakeway, Texas 78734                                CEO of Apollo
Age: 38                                             Hosting, a
                                                    web-hosting
                                                    business.

Christine Owens           Director    3 Years       Business           1              0
965 East El Camino                                  Solutions
Sunnyvale, CA 94087                                 Manager at
Age: 37                                             Interwoven,
                                                    Inc.

Stephanie E. Rosendahl*   Director    5 years       Founder,           1              0
510 Eagle Street                                    President and
Lakeway, TX 78734                                   CEO of
Age: 36                                             Web-Site
                                                    Source, a
                                                    web-hosting
                                                    business.

Natasha L. McRee          Director    5 years       New Business       1              0
712 Bermuda Street                                  Development
Lakeway, TX 78734                                   Manager at
Age: 31                                             GSD&M
                                                    Advertising.

Robert C. McRee           Director    3 years       Account            1              0
712 Bermuda Street                                  executive with
Lakeway, TX 78734                                   Commvault
Age: 30                                             Systems, Inc.


* Directors who are or may be deemed to be "interested persons", as defined by the Investment Company Act of 1940.

================================================================================
The Thurlow Growth Fund
================================================================================









                       Investment Adviser & Administrator
                        Thurlow Capital Management, Inc.


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd. Suite C
                              Brecksville, OH 44141

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263

                                     Counsel
                                Foley and Lardner
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202-5367

                              Independent Auditors
                                    KPMG LLP
                                 99 High Street
                                Boston, MA 02110

                                    Directors
                                Thomas F. Thurlow
                                  Martina Hearn
                                Natasha L. McRee
                             Stephanie E. Rosendahl
                                 Robert C. McRee
                              Tamara Thurlow Field
                                 Christine Owens
                                 Rajendra Prasad

 This report is provided for the general information of the shareholders of The Thurlow Growth Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.